Exhibit 10.40
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of the 19th day of October, 2007, by and among COPANO ENERGY, L.L.C. (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, LC Issuer and Swing Line Lender, JPMORGAN CHASE BANK, N.A. and WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Syndication Agents, FORTIS CAPITAL CORP. and MERRILL LYNCH CAPITAL, as Co-Documentation Agents, the Lenders party hereto and BANC OF AMERICA SECURITIES LLC, as Sole Lead Arranger and Sole Book Manager.
W I T N E S S E T H:
     WHEREAS, Borrower, Administrative Agent and the lenders named therein entered into that certain Amended and Restated Credit Agreement dated as of January 12, 2007 (the “Original Agreement”) for the purposes and consideration therein expressed; and
     WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Original Agreement to increase the Aggregate Commitments from $200,000,000 to $550,000,000, to extend the Maturity Date to October 18, 2012, to provide financing for the Cantera Acquisition, including the refinancing of certain Indebtedness of Cantera, and for the other purposes described herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I. — Definitions and References
     § 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
     § 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.
     “Amendment” means this First Amendment to Credit Agreement.
     “Credit Agreement” means the Original Agreement as amended hereby.
     “New Lender” means each of the new Lenders identified on Schedule 2.01 attached hereto.
ARTICLE II. — Amendments
     § 2.1. Definitions. Section 1.01 of the Original Agreement and the definitions therein are hereby amended as follows:
     The table in the definition of “Applicable Rate” shall read as follows:

Applicable Rate

			Eurodollar
			Rate +*
Pricing	Consolidated	Commitment	Letters of	Base Rate
Level	Leverage Ratio	Fee*	Credit*	+*
1	>5.00:1	0.375%	2.50%	1.50%
2	>4.50:1 but < 5.00:1	0.375%	2.25%	1.25%
3	>4.00:1 but < 4.50:1	0.300%	2.00%	1.00%
4	>3.50:1 but < 4.00:1	0.250%	1.75%	0.75%
5	>3.00:1 but < 3.50:1	0.250%	1.50%	0.50%
6	<3.00:1	0.200%	1.25%	0.25%
     The first sentence of the definition of “Base Rate” is amended by adding the following proviso at the end thereof: “; provided that, as to any Swing Line Loan, the Base Rate means, for any day, a rate per annum equal to the LIBOR Monthly Floating Base Rate”; and a new sentence is added at the end of such definition, to read as follows:
For purposes of this definition, “LIBOR Monthly Floating Base Rate” means, for any day, the fluctuating rate of interest (rounded upwards, as necessary, to the nearest 1/100 of 1%) equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, on such day, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by the Administrative Agent from another recognized source or interbank quotation), for Dollar deposits with a term of one month, as adjusted from time to time in the Administrative Agent’s sole discretion for changes in deposit insurance requirements and other regulatory costs.
     New definitions of “Base Rate Committed Loan” and “Bighorn” are added in appropriate alphabetical order, to read as follows:
     “Base Rate Committed Loan” means a Committed Loan that is a Base Rate Loan.
     “Bighorn” means Bighorn Gas Gathering, L.L.C., a Delaware limited liability company.
     The definition of “Borrowing” shall read as follows:
     “Borrowing” means a Committed Borrowing or a Swing Line Borrowing, as the context may require.
     New definitions of “Cantera:, “Cantera Acquisition”, “Cantera Acquisition Agreement”, “Cantera Acquisition Documents”, “Cantera Credit Facility”, “Cantera Equity Offering”,

     “Cantera Gas Holdings”, “CMS Subordinated Note” and “CMS Subordinated Security Agreement” are added in appropriate alphabetical order, to read as follows:
     “Cantera” means Cantera Natural Gas, LLC, a Delaware limited liability company.
     “Cantera Acquisition” means the acquisition by Copano Energy/Rocky Mountains, L.L.C., a wholly-owned Subsidiary of Borrower, of all of the Equity Interests in Cantera pursuant to the Cantera Acquisition Agreement.
     “Cantera Acquisition Agreement” means the Purchase Agreement dated as of August 31, 2007 among Borrower, Copano Energy/Rocky Mountains, L.L.C., and Cantera Resources Holdings, LLC relating to the purchase and sale of 100% of the Equity Interests in Cantera.
     “Cantera Acquisition Documents” means (a) the Cantera Acquisition Agreement, (b) documents evidencing the termination of the Cantera Credit Facility and the termination and release of all Liens securing the Cantera Credit Facility, and (c) all other agreements, assignments, deeds, conveyances, certificates and other documents and instruments now or hereafter executed and delivered in connection with the Cantera Acquisition.
     “Cantera Credit Facility” means that certain Fourth Amended and Restated Credit Agreement dated as of March 3, 2005 among Cantera, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent and issuing bank, as amended, refinanced as of the First Amendment Effective Date by proceeds of Loans hereunder.
     “Cantera Equity Offering” means the issuance by Borrower of Equity Interests, the proceeds of which are to be used to finance the Cantera Acquisition.
     “Cantera Gas Holdings” means Cantera Gas Holdings, LLC, a Delaware limited liability company, and a wholly-owned Subsidiary of Cantera.
     “CMS Subordinated Note” means that certain Amended and Restated Promissory Note dated February 27, 2004 made by Cantera Gas Holdings and payable to the order of CMS Gas Transmission Company in the original principal amount of $50,000,000.
     “CMS Subordinated Security Agreement” means that certain Security Agreement dated as of February 27, 2004 between Cantera Gas Holdings in favor of CMS Gas Transmission Company, pledging Cantera Gas Holdings’ Equity Interests (and interest, dividends and distributions in respect thereof) in Bighorn and Fort Union.
     The reference to “Loans” in clause (a) of the definition of “Commitment” shall refer instead to “Committed Loans”; “and” immediately prior to clause (b) thereof shall be deleted, and “(b) purchase participations in L/C Obligations,” shall read “(b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans,”
     New definitions of “Committed Borrowing”, “Committed Loan” and “Committed Loan Notice” are added in appropriate alphabetical order, to read as follows:

     “Committed Borrowing” means a borrowing consisting of simultaneous Committed Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.
     “Committed Loan” has the meaning specified in Section 2.01.
     “Committed Loan Notice” means a notice of (a) a Committed Borrowing, (b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.
     The references to “Loans” and “participations in L/C Obligations” in clause (a) of the definition of “Defaulting Lender” shall refer instead to “Committed Loans” and “participations in L/C Obligations or participations in Swing Line Loans”, respectively.
     The reference to “a Loan” in the definition of “Eurodollar Rate Loan” shall refer instead to “a Committed Loan”.
     New definitions of “First Amendment Effective Date” and “Fort Union” are added in appropriate alphabetical order, to read as follows:
     “First Amendment Effective Date” has the meaning given such term in that certain First Amendment to Credit Agreement dated October 19, 2007 among Borrower, Administrative Agent and the Lenders a party thereto, amending this Agreement.
     “Fort Union” means Fort Union Gas Gathering, L.L.C., a Delaware limited liability company.
     The reference to “as to any Base Rate Loan” in clause (b) of the definition of “Interest Payment Date” shall refer instead to “as to any Base Rate Loan (including a Swing Line Loan)”.
     The reference to “Borrowing” in the definition of “L/C Borrowing” shall refer instead to “Committed Borrowing”.
     The definition of “Lender” shall include at the end thereof: “and, as the context requires, includes the Swing Line Lender”.
     The reference to “$25,000,000” in the definition of “Letter of Credit Sublimit” shall refer instead to “$50,000,000”.
     The definition of “Loan” shall read as follows:
     “Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Committed Loan or a Swing Line Loan.
     The definition of “Loan Notice” is deleted in its entirety.
     The “and” immediately prior to clause (c) of the definition of “Material Contracts” is deleted, clause (c) thereof is redesignated as clause (d), and a new clause (c) is added to read as follows: “(c) the Cantera Acquisition Agreement, and”.

     The definition of “Maturity Date” shall read as follows:
     “Maturity Date” means October 18, 2012.
     The two references to “Loans” in clause (i) of the definition of “Outstanding Amount” shall refer instead to “Committed Loans and Swing Line Loans”
     The definition of “Request for Credit Extension” shall read as follows:
     “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Committed Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.
     The reference to “risk participation and funded participation in L/C Obligations” in the definition of “Required Lenders” shall refer instead to “risk participation and funded participation in L/C Obligations and Swing Line Loans”.
     The new definitions of “Swing Line Borrowing”, “Swing Line Lender”, “Swing Line Loan”, “Swing Line Loan Notice” and “Swing Line Sublimit” are hereby added in appropriate alphabetical order, to read as follows:
     “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.
     “Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.
     “Swing Line Loan” has the meaning specified in Section 2.04(a).
     “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.
     “Swing Line Sublimit” means an amount equal to the lesser of (a) $50,000,000 and (b) the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.
     The first reference to “Loan” in the definition of “Type” shall refer instead to “Committed Loan”.
     § 2.2. Committed Loans. Section 2.01 of the Original Agreement is hereby amended as follows:
     All references to “Loan”, “Loans” or “Borrowing” shall refer instead to “Committed Loan”, “Committed Loans” or “Committed Borrowing”, respectively.
     The reference to “such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations” in clause (ii) shall refer instead to “such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans”.

     § 2.3. Borrowings, Conversions and Continuations of Committed Loans. Section 2.02 of the Original Agreement is hereby amended as follows:
     All references to “Borrowing”, “Loan”, “Loans”, “Base Rate Loans” or “Loan Notice” shall refer instead to “Committed Borrowing”, “Committed Loan”, “Committed Loans”, “Committed Base Rate Loans” or “Committed Loan Notice”, respectively.
     § 2.4. Letters of Credit. Section 2.03 of the Original Agreement is hereby amended as follows:
     Clause (y) of the proviso in the first sentence of Section 2.03(a)(i) shall read as follows: “(y) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, and”.
     The references to “Borrowing” and “Loan Notice” in the fourth sentence of Section 2.03(c)(i) shall refer instead to “Committed Borrowing” and “Committed Loan Notice” respectively.
     The reference to “Base Rate Loan” in the first sentence of Section 2.03(c)(ii) shall refer instead to “Base Rate Committed Loan”.
     The reference to “Borrowing” in the first sentence of Section 2.03(c)(iii) shall refer instead to “Committed Borrowing”.
     The reference to “Loan” in Section 2.03(c)(iv) shall refer instead to “Committed Loan”.
     The two references to “Loans” and the reference to “Loan Notice” in the first sentence of Section 2.03(c)(v) shall refer instead to “Committed Loans” and to “Committed Loan Notice” respectively.
     § 2.5. Swing Line Loans. Section 2.04 of the Original Agreement is hereby amended in its entirety to read as follows:
     2.04 Swing Line Loans.
     (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, to make loans (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Committed Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Outstandings shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, and provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swing Line Loan.
     (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $500,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swing Line Lender in immediately available funds.
     (c) Refinancing of Swing Line Loans.
     (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Lender make a Base Rate Committed Loan in an amount equal to such Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Committed Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.
     (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Committed Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Committed Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.
     (iii) If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.
     (iv) Each Lender’s obligation to make Committed Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make

Committed Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.
     (d) Repayment of Participations.
     (i) At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by the Swing Line Lender.
     (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.
     (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Lender funds its Base Rate Committed Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender.
     (f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.
     § 2.6. Prepayments. Section 2.05 of the Original Agreement is hereby amended as follows:
     The reference to “Loans” and two references to “Base Rate Loans” in the first sentence of Section 2.05(a) shall refer instead to “Committed Loans” and to “Base Rate Committed Loans” respectively, and the references to “Loans” in the second sentence and last sentence of Section 2.05(a) shall refer instead to “Committed Loans”.
     Section 2.05(b) shall read as follows:
     (b) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $500,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.
     Original Sections 2.05(b), (c) and (d) of the Original Agreement are redesignated Sections 2.05(c), (d) and (e), respectively.
     The reference to “Section 2.05(b)” in original Section 2.05(b) shall refer instead to “Section 2.05(c)”; the reference to “Section 2.05(d)” in original Section 2.05(c) shall refer instead to “Section 2.05(e)”; and the reference to Section 2.05(c) in original Section 2.05(d) shall refer instead to “Section 2.05(d).
     § 2.7. Termination or Reduction of Commitments. The reference to “the Letter of Credit Sublimit” in clause (iv) of Section 2.06 of the Original Agreement is hereby amended to refer instead to “the Letter of Credit Sublimit or the Swing Line Sublimit”.
     § 2.8. Repayment of Loans. Section 2.07 of the Original Agreement is hereby amended in its entirety to read as follows:
     2.07 Repayment of Loans.
     (a) The Borrower shall repay to the Lenders on the Maturity Date the aggregate principal amount of Committed Loans outstanding on such date.
     (b) The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Maturity Date.
     § 2.9. Interest. The reference to “Base Rate Loan” in Section 2.08(a)(ii) of the Original Agreement is hereby amended to refer instead to “Base Rate Committed Loan” and such Section 2.08(a)(ii) is further amended by deleting “and” immediately prior to clause (ii) thereof and adding the following at the end thereof: “; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.”
     § 2.10. Fees. The reference to “Outstanding Amount of Loans” in clause (i) of Section 2.09(a) of the Original Agreement is hereby amended to refer instead to “Outstanding Amount of Committed Loans”.
     § 2.11. Payments Generally. All references to “Borrowing” and “Loan” in Section 2.12(b)(i) and Section 2.12(d) of the Original Agreement are hereby amended to refer instead to “Committed Borrowing” and “Committed Loan” respectively, and the reference to “participations in Letters of Credit” in the first sentence of Section 2.12(d) of the Original Agreement is hereby amended to refer instead to “participations in Letters of Credit and Swing Line Loans”.
     § 2.12. Sharing of Payments by Lenders. Section 2.13 of the Original Agreement is hereby amended as follows:

     All references to “Loans” shall refer instead to “Committed Loans”.
     The reference to “participations in L/C Obligations” in the first sentence shall refer instead to “participations in L/C Obligations or in Swing Line Loans”.
     The first reference to “subparticipations in L/C Obligations” in clause (b) shall refer instead to “subparticipations in L/C Obligations and Swing Line Loans”, and the reference in subclause (ii) of such clause (b) shall refer to “subparticipations in L/C Obligations or Swing Line Loans”.
     § 2.13. Increase in Commitments. The reference to “and the L/C Issuer” in the second sentence of Section 2.14(c) of the Original Agreement is hereby amended to refer instead to “, the L/C Issuer and the Swing Line Lender”, and the references to “Loans” in the last sentence of Section 2.14(e) of the Original Agreement is hereby amended to refer instead to “Committed Loans”.
     § 2.14. Illegality. The reference to “Base Rate Loans” in the first sentence of Section 3.02 of the Original Agreement is hereby amended to refer instead to “Base Rate Committed Loans”.
     § 2.15. Inability to Determine Rates. The reference to “Borrowing” in the last sentence of Section 3.03 of the Original Agreement is hereby amended to refer instead to “Committed Borrowing”.
     § 2.16. Conditions to All Credit Extensions. All references to “Loan Notice” and “Loans” in Section 4.02 of the Original Agreement shall refer instead to “Committed Loan Notice” and “Committed Loans” respectively, and the reference to “the L/C Issuer” in Section 4.02(e) of the Original Agreement is hereby amended to refer instead to “the L/C Issuer or the Swing Line Lender”.
     § 2.17. Liens. Sections 7.01(j), (k) and (l) of the Original Agreement are hereby redesignated as Section 7.01(k), (l) and (m) respectively, and a new section 7.01(j) is hereby added immediately following Section 7.01(i), to read as follows:
     (j) (A) Liens on Cantera Gas Holdings’ Equity Interests in Fort Union (and on interest, dividends or distributions in respect thereof) securing Indebtedness of Fort Union, and (B) subordinate Liens on Cantera Gas Holdings’ Equity Interests in each of Bighorn and Fort Union (and on interest, dividends or distributions in respect thereof) under the CMS Subordinated Security Agreement securing the subordinate Indebtedness under the CMS Subordinated Note; provided, that pursuant to the terms set forth in the CMS Subordinated Security Agreement, such subordinate Liens shall at all times be subordinate to any and all Liens thereon securing the Obligations.
     § 2.18. Investments. Section 7.02(f) of the Original Agreement is hereby amended to in its entirety to read as follows:
     (f) Investments in Unrestricted Subsidiaries, Bighorn and Fort Union (net of any distributions received by the Borrower and Restricted Subsidiaries with respect to such Investments), provided that (i) the aggregate amount of all such Investments made after the First Amendment Effective Date shall not at any time exceed $35,000,000, and (ii) after giving effect to any such Investment, the Borrower has at least $10,000,000 in unused availability under the Commitments;
     § 2.19. Indebtedness. The reference to “Section 2.05(d) in Section 7.03(e) of the Original Agreement is hereby amended to refer instead to “Section 2.05(e)”, the “and” at the end of Section 7.03(i) of the Original Agreement is hereby deleted, Section 7.03(j) is hereby redesignated as Section 7.03(l), and new Sections 7.03(j) and (k) are hereby added immediately following Section 7.03(i), to read as follows:
     (j) subordinate Indebtedness under the CMS Subordinated Note; provided, the Obligations shall at all times constitute “Senior Indebtedness” thereunder, and such Indebtedness under the CMS Subordinated Note shall be subordinate to the Obligations pursuant to the terms set forth therein;
     (k) for the avoidance of doubt, the Amended and Restated Sponsor Guarantee, dated as of April 30, 2007, made by Cantera in favor of Bank of America, N.A., as administrative agent for the lenders under that certain Amended and Restated Credit Agreement of even date therewith among Fort Union, such administrative agent and such lenders, as amended, guaranteeing the performance by Cantera of its obligations under a gas gathering agreement with Fort Union specified therein; and
     § 2.20. Consolidated Interest Coverage Ratio. Section 7.20(a) of the Original Agreement is hereby amended in its entirety to read as follows:
     (a) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than 2.50 to 1.00.
     § 2.21. Bighorn. Article VII of the Original Agreement is hereby amended by adding a new Section 7.21 at the end thereof, to read as follows:
     7.21 Bighorn. Support, consent to, approve or vote its Equity Interests in Bighorn in favor of, or otherwise cause any of the following:
     (a) the creation, incurrence or assumption by Bighorn of any Indebtedness, other than Indebtedness in respect of capital leases and purchase money obligations of Bighorn (and within the limitations set forth in Section 7.01(i)(ii)); provided that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $2,500,000;
     (b) the creation, incurrence or assumption by Bighorn of any Liens upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than Liens of the type described in Section 7.01(c), (d), (e), (f), (g), (i) (solely with respect to capital leases and purchase money obligations permitted pursuant to Section 7.21(a) above and within the limitations set forth in Section 7.01(i)(i)), (j), (k) or (l); or

     (c) the entrance by Bighorn into any Contractual Obligation that limits the ability of Bighorn to make Restricted Payments to Cantera and its other members, or to otherwise transfer property of Bighorn to Cantera and such other members;
in each case except as would, in the reasonable judgment of Borrower, constitute a violation of (i) applicable Laws; (ii) Cantera Gas Holdings’ obligations under the Limited Liability Company Agreement of Bighorn, as amended through the First Amendment Effective Date; or (iii) any fiduciary duty owed by Cantera Gas Holdings to Bighorn or its members.
     § 2.22. Events of Default. Section 8.01(k) of the Original Agreement is hereby amended by replacing the “.” at the end thereof with “; or” and adding a new Section 8.01(l) following thereafter, to read as follows:
     (l) (1) either Bighorn or Fort Union shall for any reason be unable to make dividends or other distributions with respect to the Equity Interest of the Borrower or any Guarantor therein, whether due to any Law, Governmental Authority, Contractual Obligation, Organizational Document or other restriction or prohibition applicable thereto or otherwise, and (2) Borrower shall, within thirty (30) days thereafter (or, within five (5) days thereafter, if such inability results from Bighorn or Fort Union instituting or consenting to the institution of any proceeding under any Debtor Relief Law or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property), fail to deliver to Administrative Agent and Required Lenders a certificate from a Responsible Officer of the Borrower attaching pro forma financial statements in form and substance satisfactory to Administrative Agent and Required Lenders, showing the financial covenants contained in Section 7.20 are satisfied on a pro forma basis as of the date of the most recent Compliance Certificate delivered pursuant to Section 6.02(b) hereof, after giving effect to such inability to make dividends or other distributions.
     § 2.23. Resignation of Administrative Agent. The first three references to “L/C Issuer” in the second paragraph of Section 9.06 of the Original Agreement are hereby amended to refer instead to “L/C Issuer and Swing Line Lender”.
     § 2.24. Amendments, Etc.. Clauses (ii), (iii), (iv) and (v) of the proviso at the end of Section 10.01 of the Original Agreement are hereby redesignated clauses (iii), (iv), (v) and (vi), and a new clause (ii) is hereby added immediately following clause (i) thereof, to read as follows:
(ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement;
     § 2.25. Notices. The reference to “or the L/C Issuer” in Section 10.02(a)(i) of the Original Agreement is hereby amended to refer instead to “the L/C Issuer or the Swing Line Lender”; the references to “and the L/C Issuer” in Section 10.02(d) of the Original Agreement are hereby amended to refer instead to “, the L/C Issuer and the Swing Line Lender”; and the reference to “Loan Notices” in the parenthetical in the first sentence of Section 10.02(e) of the

Original Agreement is hereby amended to refer instead to “Committed Loan Notices and Swing Line Notices”.
     § 2.26. Expenses; Indemnity; Damage Waiver. The reference to “and the L/C Issuer” in Section 10.04(f) of the Original Agreement is hereby amended to refer instead to “, the L/C Issuer and the Swing Line Lender”.
     § 2.27. Successors and Assigns. Section 10.06 of the Original Agreement is hereby amended as follows:
     The reference to “participations in L/C Obligations” in Section 10.06(b) shall refer instead to “participations in L/C Obligations and in Swing Line Loans”.
     The following is added at the end of Section 10.06(b)(ii): “, except that this clause (ii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans”.
     The reference to “the L/C Issuer” in Section 10.06(b)(iii) shall refer instead to “the L/C Issuer and the Swing Line Lender”.
     The reference to “participations in L/C Obligations” in the third parenthetical in the first sentence of Section 10.06(d) shall refer instead to “participations in L/C Obligations and/or Swing Line Loans”.
     The references to “Loan” in Section 10.06(h) shall refer instead to “Committed Loan”.
     The reference to “upon 30 days’ notice to the Borrower and the Lenders, resign as L/C Issuer” in the first sentence of Section 10.06(i) shall refer instead to “(i) upon 30 days’ notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon 30 days’ notice to the Borrower, resign as Swing Line Lender”.
     The references to “L/C Issuer” in the second sentence of Section 10.06(i) shall refer instead to “L/C Issuer or Swing Line Lender” and the references to “Base Rate Loans” shall refer instead to “Base Rate Committed Loans”.
     The following new sentence is added immediately following the second sentence of Section 10.06(i): “If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Committed Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c).”
     The first reference to “L/C Issuer” in the last sentence of Section 10.06(i) shall refer instead to “L/C Issuer and/or Swing Line Lender”.
     The reference to “retiring L/C Issuer” in Section 10.06(i)(a) shall refer instead to “retiring L/C Issuer or Swing Line Lender, as the case may be”.

     § 2.28. Schedules. Schedules 2.01, 5.13, 7.01, 7.03 7.11 and 10.02 to the Original Agreement are hereby amended in their entirety to read as set forth on such Schedules attached hereto.
     § 2.29. Exhibits. Exhibits A and B to the Original Agreement are hereby amended in their entirety to read as set forth on Exhibits A and B attached hereto.
     § 2.30. New Lenders. Upon its execution and as of the First Amendment Effective Date, each New Lender shall be a party to the Credit Agreement and shall have the rights and obligations of a Lender thereunder.
     § 2.31. Reallocation of Existing Commitments, Committed Loans and L/C Obligations. In connection herewith, contemporaneously with the effectiveness hereof, Lenders hereby acknowledge and agree that they shall sell, assign, transfer and convey to other Lenders, and/or purchase and accept from other Lenders, a portion of the outstanding aggregate Commitments, Committed Loans and L/C Obligations immediately prior to the effectiveness hereof (and if any such sale, assignment, transfer or conveyance includes the assignment of any Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor, Borrower agrees that it shall pay any amounts requested by an affected Lender pursuant to Section 3.05 of the Credit Agreement), such that (i) each Lender’s Commitment shall equal the Commitment amount set forth opposite such Lender’s name on Schedule 2.01 attached hereto, and (ii) the Outstanding Amount of each Lender’s Committed Loans and L/C Obligations shall equal such Lender’s Applicable Percentage (as set forth in Schedule 2.01 attached hereto) of the Total Outstandings. Borrower, Administrative Agent and each Lender a party hereto hereby (x) consents to all reallocations and assignments of the Commitments, Committed Loans and L/C Obligations effected pursuant to the foregoing, (y) acknowledges and agrees that such reallocations and assignments shall be deemed effective as if such reallocations and assignments were evidenced by Assignments and Assumptions among Lenders delivered pursuant to Section 10.06(b) of the Credit Agreement, and (z) agrees that Lenders shall make full cash settlement of such reallocations and assignments through the Administrative Agent, as the Administrative Agent may direct or approve, such that after giving effect to such settlement, each Lender’s Commitment and Outstanding Amount of Committed Loans and L/C Obligations shall be as set forth above.
     § 2.32. Consolidated EBITDA Pro Forma Adjustment — Restated WIC Agreements. Cantera Gas Holdings is a party to that certain Firm Transportation Service Agreement Rate Schedule FT dated September 1, 1999, amended and restated as of April 1, 2007, between Cantera Gas Holdings and Wyoming Interstate Company, Ltd. and that certain Firm Transportation Service Agreement Rate Schedule FT dated December 1, 2001, amended and restated as of April 1, 2007, between Cantera Gas Holdings and Wyoming Interstate Company, Ltd. (collectively, the “WIC Agreements”). Required Lenders hereby agree that for the four-fiscal quarter periods ending September 30, 2007 and December 31, 2007, Consolidated EBITDA shall be calculated, in a manner satisfactory to the Administrative Agent in its reasonable discretion, after giving pro forma effect to the WIC Agreements as restated, as if such WIC Agreements were restated and effective on the first day of each such period.
     § 2.33. Designation of Unrestricted Subsidiary. Borrower hereby designates DBGG, LLC as an Unrestricted Subsidiary and hereby represents and warrants that (i) prior, and after giving effect, to such designation, no Default exists and (ii) such designation is deemed to be an

Investment in an Unrestricted Subsidiary in an amount equal to the fair market value as of the date of such designation of the Borrower’s direct and indirect ownership interest in such Subsidiary and such Investment is permitted to be made as of the date hereof under Section 7.02(f) of the Credit Agreement.
     § 2.34. Contingent Payments under CMS Subordinated Note. Required Lenders hereby consent to the making by Cantera Gas Holdings of the contingent payments due under the CMS Subordinated Note on the “2008 Payment Date” and “2009 Payment Date” (as defined therein) in the first fiscal quarter of each of 2008 and 2009, and agree that such payments shall be deemed to be repayments of Indebtedness (as opposed to an expense or charge against income for the period when made); provided, the amounts of each such contingent payment shall be calculated and paid as set forth in the CMS Subordinated Note as in effect on the date hereof, estimated as of the date hereof to be approximately $16,000,000 in the aggregate.
     § 2.35. Investment in Bighorn and Fort Union. Required Lenders hereby consent to Cantera’s initial Investments in Bighorn and Fort Union as of the First Amendment Effective Date in connection with the consummation of the Cantera Acquisition.
ARTICLE III. — Conditions of Effectiveness
     § 3.1. Effective Date. This Amendment shall become effective as of the first date all the conditions precedent in this Section 3.1 are satisfied or waived in accordance with Section 10.01 of the Credit Agreement (the “First Amendment Effective Date”)
     (a) The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the First Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the First Amendment Effective Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:
     (i) executed counterparts of this Amendment and the attached Consent of Guarantors, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;
     (ii) a Note executed by the Borrower in favor of each Lender requesting a Note;
     (iii) a Guaranty Supplement and a Pledge Agreement Supplement, executed by Cantera and its Subsidiaries, including Cantera Gas Holdings, pledging, among other things, its ownership interests in Bighorn, and amendments to the Security Documents, each in form and substance satisfactory to the Administrative Agent;
     (iv) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible

Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party;
     (v) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each of the Borrower and each Guarantor is validly existing, in good standing and qualified to engage in business in each jurisdiction required by Section 5.01 of the Credit Agreement;
     (vi) favorable opinions of Vinson & Elkins LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance substantially as set forth in the opinions delivered in connection with the Closing Date, and with respect to such other matters concerning the Loan Parties and the Loan Documents as the Required Lenders may reasonably request, including without limitation the authorization, execution, delivery and enforceability of the Cantera Acquisition Agreement, and favorable opinions of Dubberstein Heinen & Morris PC, special Oklahoma counsel to the Administrative Agent, addressed to the Administrative Agent and each Lender;
     (vii) a certificate of a Responsible Officer of the Borrower either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by any Loan Party and the validity against any such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;
     (viii) Cantera’s audited annual financial statements as of December 31, 2006, Cantera’s unaudited quarterly financial statements as of June 30, 2007, and the pro forma consolidated balance sheet of the Borrower and the Restricted Subsidiaries as of June 30, 2007 after giving effect to the Cantera Acquisition, the Cantera Equity Offering, this Amendment and the Credit Extension to be made on the First Amendment Effective Date;
     (ix) a certificate signed by a Responsible Officer of the Borrower certifying that (A) the conditions specified in this Section 3.1 and Section 4.02(b) of the Credit Agreement have been satisfied; (B) there has been no event or circumstance since December 31, 2006 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; (C) after giving effect to the Credit Extension requested on the First Amendment Effective Date, the Aggregate Commitments will exceed the Total Outstandings by an amount of at least equal to $70,000,000; and (D) contemporaneously with the making of such Credit Extension, the Borrower is receiving gross proceeds of at least $250,000,000 from the Cantera Equity Offering;
     (x) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect;

     (xi) documents, in form and substance reasonably satisfactory to Administrative Agent, confirming the refinancing and termination of the Cantera Credit Facility and termination of any and all Liens securing the Cantera Credit Facility;
     (xii) a certificate from a Responsible Officer of the Borrower, in substantially the form of Exhibit I to the Credit Agreement, attesting to the Solvency of each Loan Party before and after giving effect to the transactions contemplated by this Amendment and the Cantera Acquisition Documents;
     (xiii) a certificate from a Responsible Officer of the Borrower (A) attaching forecasts, in form reasonably satisfactory to the Administrative Agent, of income statements for the two-fiscal quarter period ending December 31, 2007 and for each of the fiscal years ending December 31, 2008 through December 31, 2011, (B) certifying that the consolidated pro forma balance sheet delivered pursuant to Section 3.1(a)(viii) above and such forecasts were prepared in good faith on the basis of assumptions that were fair in light of then existing conditions (subject to the proviso that it is understood that such pro forma consolidated balance sheet and forecasts are necessarily based upon professional opinions, estimates or projections and that the Borrower does not warrant that such opinions, estimates or projections will ultimately prove to have been accurate), (C) certifying that the pro forma consolidated balance sheet of the Borrower and its Restricted Subsidiaries as at June 30, 2007 fairly presents in all material respects the consolidated pro forma financial condition of the Borrower and its Restricted Subsidiaries (after giving effect to the Cantera Acquisition and Borrower’s acquisition of Cimmarron Gathering, LP on May 1, 2007 (the “Cimmarron Acquisition”)) as at such date, and (D) certifying (prior to giving effect to the Cantera Acquisition and the Cimmarron Acquisition) as to matters that would be required by Section 302 of Sarbanes-Oxley;
     (xv) a copy of each Cantera Acquisition Document, the CMS Subordinated Note and the CMS Subordinated Security Agreement, together with a certificate from a Responsible Officer of the Borrower certifying that (A) such copies are accurate and complete and represent the complete understanding and agreement of the parties thereto, (B) no material right or obligation of any party thereto has been modified, amended or waived, except as otherwise disclosed in such certificate, (C) the Borrower has obtained all approvals (if any) required pursuant to the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, or the waiting period with respect thereto has expired, and (D) subject only to the funding of a Borrowing to be made under the Credit Agreement, the Cantera Acquisition has been consummated on the terms set forth in such Cantera Acquisition Documents;
     (xvi) a certificate from a Responsible Officer of the Borrower certifying that no default or event of default has occurred and is continuing under that certain Indenture dated as of February 7, 2006 among Borrower, Copano Energy Finance Corporation, the guarantors named therein, and U.S. Bank National Association, as Trustee, no default or event of default shall occur as a result of this Amendment or the consummation of the Cantera Acquisition, and

     (xvii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, or the Required Lenders reasonably may require.
     (b) The Cantera Acquisition shall have been contemporaneously completed pursuant to the terms of the Cantera Acquisition Documents, including without limitation the issuance of $112,500,000 of Borrower’s Class D Units on the terms and conditions set forth therein, and as a result thereof, Copano Energy/Rocky Mountains, L.L.C. shall have directly or indirectly acquired good title to all of the Equity Interests contemplated to be transferred by the Cantera Acquisition Documents, free and clear of all liens except Liens permitted under Section 7.01.
     (c) The Cantera Equity Offering shall have been contemporaneously consummated upon the terms and conditions set forth in the Cantera Equity Offering documents.
     (d) Any fees required to be paid by the Borrower to the Administrative Agent and the Lenders on or before the Closing Date shall have been paid.
Without limiting the generality of the provisions of Section 9.04 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3.1, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the First Amendment Effective Date specifying its objection thereto.
ARTICLE IV. — Representations and Warranties
     § 4.1. Representations and Warranties of Borrower. In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Administrative Agent and each Lender that:
     (a) Immediately prior to and after giving effect to the Cantera Acquisition, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 4.1(a), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
     (b) No Default exists or will result herefrom.
     (c) No Material Adverse Effect has occurred, and no event or circumstance has occurred that could reasonably be expected to cause a Material Adverse Effect, relating to the consolidated financial condition or business of the Loan Parties since the date of the date of the most recent financial statements delivered pursuant to Section 4.01(a)(viii) or Section 6.01 of the Credit Agreement, as applicable.
     (d) Each Loan Party is Solvent.
     (e) The execution, delivery and performance by each Loan Party of this Amendment and the Cantera Acquisition Documents has been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.
     (f) Except as obtained prior to the date hereof, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment or the Cantera Acquisition Documents. There are no actions, suits, investigations, proceedings, claims or disputes pending or, to the knowledge of the Borrower after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Restricted Subsidiaries or against any of their properties or revenues that purport to affect or pertain to the Cantera Acquisition or any Cantera Acquisition Document.
     (g) This Amendment has been duly executed and delivered by each Loan Party that is party hereto. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party hereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at Law.
     (h) On the First Amendment Effective Date, each of the representations and warranties made by any party in the Cantera Acquisition Documents is true and correct in all material respects, other than with respect to those matters of which a Responsible Officer has obtained knowledge thereof following August 31, 2007, which the Borrower reasonably believes do not result in an aggregate diminution in value of the assets and properties acquired pursuant to the Cantera Acquisition; and none of such parties has failed to perform any material obligation or covenant required by the Cantera Acquisition Documents to be performed or complied with by it on or before the First Amendment Effective Date. Simultaneously with the making of the Loans on the First Amendment Effective Date, the Cantera Acquisition will have been consummated in compliance with the material terms and conditions of the Cantera Acquisition Documents and all conditions precedent to such consummation will be fully satisfied or waived.
ARTICLE V. — Miscellaneous
     § 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by Borrower and each Loan Party that is party hereto. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
     § 5.2. Ratification of Security Documents. Each Loan Party, Administrative Agent, and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations, arising under or in connection with the Loans, Letters of Credit or the Notes, are Obligations and are secured indebtedness under, are guarantied by, and are secured by, each and every Security Document. Each Loan Party hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of such Loan Party described as Collateral in any Security Document.
     § 5.3. Survival of Agreements. All representations, warranties, covenants and agreements of Loan Parties shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations under the Credit Agreement are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Loan Party hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.
     § 5.4. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
     § 5.5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     § 5.6. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. Delivery of an executed signature page by facsimile transmission shall be effective as delivery of a manual executed counterpart.
[Remainder of Page Intentionally Left Blank, Signature Pages Follow]

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

COPANO ENERGY, L.L.C., as Borrower
By:	/s/ Matthew J. Assiff
	Name:	Matthew J. Assiff
	Title:	Senior Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Authorized Signatory
Name:
Title:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Authorized Signatory
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Co-Syndication Agent and a Lender
By:	/s/ Authorized Signatory
Name:
Title:

WACHOVIA BANK, N.A., as a Co-Syndication Agent and a Lender
By:	/s/ Authorized Signatory
Name:
Title:

FORTIS CAPITAL CORP., as a Co-Documentation Agent and a Lender
By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

MERRILL LYNCH CAPITAL, A division of Merrill Lynch Business Financial Services, Inc., as a Co-Documentation Agent and a Lender
By:	/s/ Authorized Signatory
Name:
Title:

COMPASS BANK, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

WELLS FARGO BANK, N.A., as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

SUNTRUST BANK, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

COMERICA BANK, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

BANK OF SCOTLAND, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

NATIXIS, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

BANK OF TEXAS, N.A., as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

STERLING BANK, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

MORGAN STANLEY BANK, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

KEYBANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

GUARANTY BANK, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

BAYERISCHES HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

CREDIT SUISSE, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

CITIBANK, N.A., as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

TRUSTMARK NATIONAL BANK, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

CALYON NEW YORK BRANCH, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

REGIONS BANK, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

MIZUHO CORPORATE BANK, LTD., as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

BARCLAYS BANK PLC, as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender
By:	/s/ Authorized Signatory
Name:
Title:

EXHIBIT A
FORM OF COMMITTED LOAN NOTICE
Date:                     ,
To: Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
     Reference is made to that certain Amended and Restated Credit Agreement, dated as of January 12, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Copano Energy, L.L.C., a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.
     The undersigned hereby requests (select one):
     ☐ A Borrowing of Loans                      ☐ A conversion or continuation of Loans
     On                      (a Business Day).
     In the amount of $                    .
     Comprised of
                    [Type of Loan requested]
     For Eurodollar Rate Loans: with an Interest Period of            months.
     The Borrowing, if any, requested herein complies with the provisos to the first sentence of Section 2.01 of the Agreement.

COPANO ENERGY, L.L.C.
By:
Name:
Title:

EXHIBIT B
FORM OF SWING LINE NOTICE
Date:                     ,
To: Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
     Reference is made to that certain Amended and Restated Credit Agreement, dated as of January 12, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Copano Energy, L.L.C., a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.
     The undersigned hereby requests a Swing Line Loan:
     1.   On                                           (a Business Day).
     2.   In the amount of $                    .
     The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.04(a) of the Agreement.

COPANO ENERGY, L.L.C.
By:
Name:
Title:

CONSENT OF GUARANTORS
     Each of the undersigned Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and therein and hereby (i) ratifies, confirms and approves the Credit Agreement, the Amendment, the Guaranty and the other Loan Documents and, in particular, any provisions thereof which relate to such Guarantor, (ii) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Credit Agreement and the Notes are Obligations and are guarantied indebtedness under the Guaranty and are secured indebtedness under, and are secured by each and every Security Document, (iii) ratifies and confirms the Guaranty and each Security Document to which it is a party, (iv) expressly acknowledges and agrees that such Guarantor guarantees all Obligations arising under or in connection with the Credit Agreement and the Notes pursuant to the terms of the Guaranty, and hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of such Guarantor described as Collateral in any Security Document to secure all such Obligations, and (v) agrees that its obligations and covenants under the Guaranty and each Security Document to which it is a party are unimpaired hereby and shall remain in full force and effect.

ScissorTail Energy, LLC
Copano Energy/Mid-Continent, L.L.C. (f/k/a Copano
Energy/Rocky Mountains and Mid-Continent, L.L.C.)
Copano Processing GP, L.L.C.
Copano NGL Services GP, L.L.C.
Copano Field Services GP, L.L.C.
Copano Pipelines GP, L.L.C.
Copano Pipelines, (Texas) GP, L.L.C.
Copano Energy Services GP, L.L.C.
Copano Energy Services (Texas) GP, L.L.C.
Copano Field Services/Central Gulf Coast GP, L.L.C.
Copano/Webb-Duval Pipeline GP, L.L.C.
CPNO Services GP, L.L.C.
Copano Energy Finance Corporation

By:
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

Copano Processing, L.P. By: Copano Processing GP, L.L.C., General Partner
By:
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

Copano NGL Services, L.P. By: Copano NGL Services GP, L.L.C., General Partner
By:
Matthew J. Assiff Senior Vice President and Chief Financial Officer

1

Copano Houston Central, L.L.C. CHC LP Holdings, L.L.C. Copano Pipelines Group, L.L.C. Copano General Partners, Inc. CPG LP Holdings, L.L.C. CWDPL LP Holdings, L.L.C. CPNO Services LP Holdings, L.L.C.
By:
Susan T. Dubb Vice President and Assistant Secretary

Copano Field Services/Agua Dulce, L.P.
Copano Field Services/Copano Bay, L.P.
Copano Field Services/Karnes, L.P.
Copano Field Services/Live Oak, L.P.
Copano Field Services/South Texas, L.P.
Copano Field Services/Upper Gulf Coast, L.P.
By:   Copano Field Services GP L.L.C., General Partner

By:
Matthew J. Assiff Senior Vice President and Chief Financial Officer

Copano Pipelines/Hebbronville, L.P. Copano Pipelines/South Texas, L.P. Copano Pipelines/Upper Gulf Coast, L.P. By: Copano Pipelines GP, L.L.C., General Partner
By:
Matthew J. Assiff Senior Vice President and Chief Financial Officer

Copano Pipelines/Texas Gulf Coast, L.P. By: Copano Pipelines, (Texas) GP, L.L.C., General Partner
By:
Matthew J. Assiff Senior Vice President and Chief Financial Officer

Copano Field Services/Central Gulf Coast, L.P. By: Copano Field Services/Central Gulf Coast GP, L.L.C., General Partner
By:
Matthew J. Assiff Senior Vice President and Chief Financial Officer

2

Copano Energy Services/Upper Gulf Coast, L.P. By: Copano Energy Services GP, L.L.C., General Partner
By:
Matthew J. Assiff Senior Vice President and Chief Financial Officer

Copano Energy Services/Texas Gulf Coast, L.P. By: Copano Energy Services (Texas) GP, L.L.C., General Partner
By:
Matthew J. Assiff Senior Vice President and Chief Financial Officer

Copano/Webb Duval Pipeline, L.P. By: Copano/Webb-Duval Pipeline GP, L.L.C., General Partner
By:
Matthew J. Assiff Senior Vice President and Chief Financial Officer

CPNO Services, L.P. Copano Risk Management, L.P. By: CPNO Services GP, L.L.C., General Partner
By:
Matthew J. Assiff Senior Vice President and Chief Financial Officer

Cimmarron Gathering, LP By: Copano/Red River Gathering GP, L.L.C., its general partner
By:
Matthew J. Assiff
Senior Vice President and Chief Financial Officer

Copano/Red River Gathering GP, L.L.C.
By:
Matthew J. Assiff Senior Vice President and Chief Financial Officer

Copano/Red River Gathering LP Holdings, L.L.C.
By:
Susan T. Dubb Vice President and Assistant Secretary

3

CMW Energy Services, L.L.C.
Greenwood Gathering, L.L.C.
Copano Energy/Rocky Mountains, L.L.C.
Cantera Natural Gas, LLC
Cantera Gas Holdings LLC
Cantera Gas Company LLC
Cantera Field Services Holdings LLC

By:
Matthew J. Assiff Senior Vice President and Chief Financial Officer

4